U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                              SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            (AMENDMENT NO.     )

Check the appropriate box:

[   ]  Preliminary Information Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14(a)-6(e)(2))
[X]    Definitive Information Statement


                              FREESTAR TECHNOLOGIES
              (Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required
[  ]  Fee Computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

1.  Title of each class of securities to which transaction applies:

2.  Aggregate number of securities to which transaction applies:
___________________________________________________________________

3.  Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________________________________________________

4.  Proposed aggregate offering price:
___________________________________________________________________

5.  Total fee paid:
___________________________________________________________________

[  ]  Fee paid previously with preliminary materials.
[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount previously paid:
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2.  Form, schedule, or registration statement number:
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3.  Filing party:
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4.  Date filed:
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Notes:


                              INFORMATION STATEMENT

                               Freestar Technologies
               Calle Fantino Falco, J.A. Baez Building, 2nd Floor
                        Santo Domingo, Dominican Republic


                   We Are Not Asking You for a Proxy and You Are
                        Requested Not To Send Us a Proxy

     This Information Statement is furnished by the Board of Directors of Freestar Technologies, a Nevada corporation ("Company"), to the holders of record at the close of business on January 30, 2003 ("Record Date") that were not solicited by the Company, of the Company's outstanding common stock, par value $0.001 per share
("Common Stock",) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

     The Company's Board of Directors unanimously approved a change in the name of the Company to "FreeStar Technology Corporation" The Company has received the consent of a majority of the outstanding shares of Common Stock for the Company for this action. The filing of a Certificate of Amendment of Articles of Incorporation with the Nevada Secretary of State, which will put into effect this increase, will not be done until a date which is at least twenty days after the filing and mailing of this Definitive Information Statement.

     This Information Statement will be mailed on or about February 5, 2003 to the Company's stockholders of record who have not been solicited for their consent of this corporate action.

                               VOTING SECURITIES

     The record date of shareholders entitled to receive notice of this corporate action by the Company is the close of business on January 30, 2003. On such date, the Company had issued and outstanding 140,696,557 shares of $0.001 par value common stock. Each share is entitled to one vote per share on any matter which may properly come before the shareholders and there is no cumulative voting right on any shares. Under Nevada law, there are no dissenters' rights in connection with this corporate action.

     All matters to be voted on require an affirmative vote of a majority of the issued and outstanding shares of the Company.  The
Company has solicited and received written consent of   a majority of
holders of the Common Stock.


                               STOCK OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of Freestar's common and preferred stock as of January 30, 2003 (140,696,557 shares of common stock issued and outstanding) by (i) all stockholders known to Freestar to be beneficial owners of more than 5% of the outstanding stock; and
(ii) all directors and executive officers of Freestar, individually and as a group:

Title of Class       Name and Address             Amount of         Percent of
                     of Beneficial                Beneficial          Class (3)
                        Owner (1)                 Ownership (2)

Common Stock         Paul Egan                    40,000,000 (4)       21.54%
                     Calle Fantino Falco,
                     J.A. Baez
                     Building, 2nd Floor,
                     Santo Domingo,
                     Dominican Republic

Common Stock         Ciaran Egan,                28,000,000 (5)       15.08%
                     Calle Fantino Falco,
                     J.A. Baez
                     Building, 2nd Floor,
                     Santo Domingo,
                     Dominican Republic

Common Stock         Heroya Investments Limited  22,000,000           11.85%
                     Suite 52 & 53 Victoria
                     House, 26 Main Street
                     POB 399, Gibraltar

Common Stock         Fionn Stakelum               7,000,000 (6)        3.77%
                     Calle Fantino Falco,
                     J.A. Baez
                     Building, 2nd Floor,
                     Santo Domingo,
                     Dominican Republic

Common Stock         Shares of all directors and  75,000,000         40.39%
                     executive officers as a
                     group (3 persons)

Preferred Stock      Paul Egan                     1,000,000 (7)    100.00%
(Series A)           Calle Fantino Falco,
                     J.A. Baez
                     Building, 2nd Floor,
                     Santo Domingo,
                     Dominican Republic

(1) Each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

(2) Other than as noted below, none of these security holders has the right to acquire any amount of the shares within sixty days from options, warrants, rights, conversion privilege, or similar obligations.

(3) The percent of class for the common stock is based on issued common stock, as well as preferred stock that is currently convertible and stock options that are currently exercisable (as discussed below).

(4) Included within this amount are: (a) an option to purchase 10,000,000 shares of common stock, exercisable upon issuance at $0.04 per share for a period of ten years from November 22, 2002 (issued under Freestar's Stock Incentive Plan, as registered under a Form S-
8); and (b) 1,000,000 shares of Series B preferred stock, which are presently convertible into shares of common stock in Freestar at the ratio of 12 to 1 with no restrictions.

(5) Included within this amount are: (a) an option to purchase 5,000,000 shares of common stock, exercisable upon issuance at $0.04 per share for a period of ten years from November 22, 2002 (issued under Freestar's Stock Incentive Plan, as registered under a Form S-
8); and 1,000,000 shares of Series B preferred stock, which are presently convertible into shares of common stock in Freestar at the ratio of 12 to 1 with no restrictions..

(6) Included within this amount are 500,000 shares of Series B preferred stock, which are presently convertible into shares of common stock in Freestar at the ratio of 12 to 1 with no restrictions..

(7) This total consists of Series A preferred shares are convertible into shares of common stock in Freestar at the ratio of 12 to 1. Conversion can occur upon the certification after 12 months from issuance that Freestar has a before tax profit of at least $1,000,000 at which time, one-third of the preferred shares become convertible into common. Then, on each 12-month anniversary date, again on certification of before tax profits of at least $1,000,000, another one third of the preferred shares will convert to common until all of the preferred stock has been converted. These conditions have not been met, so none of the preferred shares are currently convertible.

                           CHANGE OF COMPANY NAME

     The corporation action consists of the Company filing a Certificate of Amendment of Articles of Incorporation with the Nevada Secretary of State whereby the name of the Company would be changed to "FreeStar Technology Corporation" The Company desires to change its name to better reflect the business plan of the Company for the future.


By order of the Board of Directors
January 30, 2003

/s/  Paul Egan
Paul Egan, President